ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 2000 the Company's net assets were equivalent to R128.25 ($18.43) per share. This compares with R138.62 ($22.51) per share at November 30, 1999 the end of the Company's previous fiscal year. Net asset values are computed in terms of rand, the currency of the Republic of South Africa, and then converted to United States dollars at the rand exchange rate as described in Note (1)B, on page 7. The most recent net asset value similarly calculated was R132.85 ($19.20) per share at June 22, 2000 at which date our shares sold at $15.94 per share, a discount of 17% to the net asset value.

     Net investment income for the six months ended May 31, 2000 was equivalent to $.35 per share vs. $.31 for the same period last year. The Board of Directors declared a dividend of $.15 per share on April 28, 2000 payable May 26, 2000 to shareholders of record on May 19, 2000.

     In early June the gold price stood at a level very close to that attained on November 30, 1999 ($289.20 per ounce) and yet the Philadelphia Stock Exchange's gold stock index (XAU) declined during this period by 8.2%. The price of the stocks of the gold producers have declined to a point where the ratio of the XAU to the price of gold is close to the low levels attained in 1986, early 1992 and more recently in 1998. There is some comfort in noting that on all three of these occasions the low in the XAU/gold ratio occurred just before an important advance in the gold price.

     Official sales principally from the United Kingdom and Switzerland continue to limit improvement in the gold price. The effect of this selling is as much psychological as it is real, as the amount earmarked for sale could probably be easily absorbed by the market.

     Historically, central banks have usually sold gold near the bottom of the market. The Bank of England sold gold in the late 1920's, 1960's, and in the late 1970's--in each instance these sales occurred just before the gold price increased significantly. In 1999 and 2000 the Bank is again selling gold.

     The gold industry has been responding to the challenge of lower prices through merger, rationalization, more efficient management practices, and the use of new technology. New South African mining giants have emerged such as Anglogold and Gold Fields. In the United States, Newmont Mining Corporation, the largest gold producer in the United States, recently announced their intention to acquire Battle Mountain Gold. In Canada, the merger of Franco Nevada with Euro Nevada forming a new Franco Nevada has created still another mining giant. The recent announcement of the proposal to merge Franco Nevada and Gold Fields has projected this trend internationally. The resulting company, to be called Gold Fields International, plans to have one-third of its operation in South Africa, one-third in North America, and one-third elsewhere.

     There is probably still a long way to go in consolidation of the gold producers. Perhaps with a more centralized and better financed gold mining industry there may be less reason or inclination for the industry to depress the price of their product by selling forward into a lackluster market in order to hedge against a decline in price or finance future production.

     Our gold investments have generally followed the downward trend in the market. However, an approximately 30% improvement in the price of DeBeers since its low last March was driven by an 11% improvement in sales last year to a record $5.2 billion. If the present rate of sales continues the company could record over $5.5 billion in sales in 2000. Platinum and palladium prices have been extremely volatile, reflecting the uncertainties of Russian deliveries and strong demand from the automobile and jewelry industries. The market value of the stocks of our two platinum metals producers, Impala and Anglo American, have increased 3.65% in rand terms since November 30, 1999. Unfortunately, the 12% decline in the value of the rand from $.16 to $.14 more than offset this advance.

     The weakness in the rand is largely attributed to the perception that government sponsored land seizures in Zimbabwe may cause social, economic and political de-stabilization across the border into South Africa. This perception overlooks many important strengths that South Africa enjoys relative to Zimbabwe and almost all other emerging countries. These strengths include:political stability, fiscal and monetary restraint, exchange control and tariff relaxation, a sound banking system, organized government spending priorities and well developed capital markets.

     At the Company's Annual Meeting held February 4, 2000, at least 7,134,147 shares (approximately 74 percent of the outstanding shares) were voted for the following directors: Robert J.A. Irwin, Henry R. Breck, Harry M. Conger, Chester
A. Crocker, Joseph C. Farrell, James G. Inglis, Malcolm W. MacNaught, Ronald L. McCarthy, Robert A. Pilkington and A. Michael Rosholt. The selection of Arthur Andersen LLP to serve as auditors for the year 2000 was approved by a vote of 7,129,919 shares for, 31,412 shares against and 55,137 abstained.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTD is now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM" and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                   Robert J. A. Irwin
June 23, 2000                                      CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

May 31, 2000


-------------------------------------------------------------------------------------------------------------------
                                                   Number of       South African   United States     Percent of
      Name of Company                                 Shares                Rand         Dollars     Net Assets
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                 1 194 947  R 332 195 266                           27.0%
      Gold Fields Limited                              10 794 979    272 033 470                           22.0
      Western Areas Limited                               600 300      8 884 440                             .7
      Harmony Gold Mining Company Limited - ADRs          153 336      5 213 424                             .4
-------------------------------------------------------------------------------------------------------------------
                                                                     618 326 600    $ 88 840 029           50.1
-------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                            282 000     35 574 300                            2.9
      Franco-Nevada Mining Corporation Limited            306 460     25 810 061                            2.1
      Placer Dome Incorporated                            365 312     20 819 130                            1.7
-------------------------------------------------------------------------------------------------------------------
                                                                      82 203 491      11 810 846            6.7
-------------------------------------------------------------------------------------------------------------------
                                                                     700 530 091     100 650 875           56.8
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited       1 014 800    195 856 400                           15.9
      Anglo American PLC                                  320 000     96 896 000                            7.9
      De Beers Consolidated Mines Limited/Centenary AG  1 001 300    150 996 040                           12.3
      Impala Platinum Holdings Limited                    262 700     61 209 100                            5.0
-------------------------------------------------------------------------------------------------------------------
                                                                     504 957 540      72 551 371           41.1
-------------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                           1 205 487 631     173 202 246           97.9
      CASH AND OTHER ASSETS LESS PAYABLES                             25 684 641       3 713 059            2.1
-------------------------------------------------------------------------------------------------------------------
      Total Net Assets                                           R 1 231 172 272   $ 176 915 305          100.0%
-------------------------------------------------------------------------------------------------------------------

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES


-------------------------------------------------------------------------------------------------------------------
                                                            May 31, 2000                   May 31, 1999
                                                    South African  United States   South African   United States
      ASSETS                                                 Rand        Dollars            Rand         Dollars
-------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost R 194 834 006  $ 91 377 489 in 2000
               R 191 775 236  $ 91 265 759 in 1999  R 700 530 091   $100 650 875   R 597 906 769   $  96 281 284
        Other companies--
          Cost R 80 132 354   $ 34 342 056 in 2000
               R 80 132 354   $ 34 342 056 in 1999    504 957 540     72 551 371     381 005 920      61 353 610
-------------------------------------------------------------------------------------------------------------------
                                                    1 205 487 631    173 202 246     978 912 689     157 634 894
      Cash in banks                                     9 483 826      1 362 618      29 202 912       4 702 562
      Bank time deposits                               12 180 000      1 750 000              --              --
      Dividends and interest receivable                 4 269 699        613 462       3 592 171         578 449
      Other assets                                        608 116        110 111         549 920         104 957
-------------------------------------------------------------------------------------------------------------------

      Total assets                                  1 232 029 272    177 038 437   1 012 257 692     163 020 862
-------------------------------------------------------------------------------------------------------------------

      LIABILITIES
-------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities            857 000        123 132         827 300         133 221
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                   857 000        123 132         827 300         133 221
-------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
-------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & Outstanding: 9,600,000 shares          2 400 000      3 360 000       2 400 000       3 360 000
      Share premium (capital surplus)                  19 636 586     27 489 156      19 636 586      27 489 156
      Undistributed net investment income              21 695 051     56 715 979      21 543 617      56 531 139
      Undistributed net realized gain (loss) from
        foreign currency transactions                   5 576 224    (28 660 969)      3 920 469    (28 896 228)
      Undistributed net realized gain on investments  243 499 635     71 253 751     249 152 048      72 836 263
      Net unrealized appreciation on investments      930 561 540     47 482 633     707 045 368     32 027 010
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currencies                              7 803 236       (725 245)      7 732 304        (459 699)
-------------------------------------------------------------------------------------------------------------------

      Net assets                                   R1 231 172 272   $176 915 305  R1 011 430 392    $162 887 641
-------------------------------------------------------------------------------------------------------------------

      Net assets per share                                R128.25        $ 18.43        R 105.36         $ 16.97
-------------------------------------------------------------------------------------------------------------------

      The closing price of the Company's shares on the New York Stock Exchange was $15.3125 on May 31, 2000 and $16.5625 per share on May 31, 1999.

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS



                                                                      Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                           May 31, 2000                   May 31, 1999
                                                    South African  United States   South African   United States
                                                             Rand        Dollars            Rand         Dollars
-------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                    R 28 332 818    $ 4 423 497    R 23 387 943  $    3 791 825
        Interest                                          688 431        104 254       1 340 420         218 916
-------------------------------------------------------------------------------------------------------------------
                                                       29 021 249      4 527 751      24 728 363       4 010 741
-------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses           840 053        127 267         384 436          64 704
        Directors' fees and expenses                    1 631 292        246 683       1 356 796         223 599
        Salaries                                        1 094 911        169 963         945 609         156 929
        Other administrative expenses                   1 100 516        172 627       1 040 347         173 473
        Transfer agent, registrar and custodian           448 900         66 601         364 453          59 334
        Professional fees and expenses                    719 456        110 508         519 125          85 383
        Insurance                                         255 434         40 191         248 758          41 154
        Other                                           1 320 741        203 185       1 208 484         198 724
-------------------------------------------------------------------------------------------------------------------
                                                        7 411 303      1 137 025       6 068 008       1 003 300
-------------------------------------------------------------------------------------------------------------------
    Net investment income                              21 609 946      3 390 726      18 660 355       3 007 441
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                      --             --      68 886 627      11 384 059
      Cost of securities sold                                  --             --      27 106 338       3 819 287
-------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                         --             --      41 780 289       7 564 772
-------------------------------------------------------------------------------------------------------------------
    Net realized (loss) from foreign currency transactions
      Investments                                              --             --              --      (9 630 594)
      Foreign currency transactions                       (29 344)      (413 681)       (307 736)       (169 073)
-------------------------------------------------------------------------------------------------------------------
    Net realized (loss) from foreign currency
      transactions                                        (29 344)     (413 681)        (307 736)     (9 799 667)
-------------------------------------------------------------------------------------------------------------------
    Net (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                  1 034 686 836     86 494 686     778 778 375      49 646 548
      Balance, end of period                          930 561 540     47 482 633     707 045 368      32 027 010
-------------------------------------------------------------------------------------------------------------------
    Net (decrease) in unrealized appreciation        (104 125 296)   (39 012 053)    (71 733 007)    (17 619 538)
-------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) on
      translation of assets and liabilities in
      foreign currency                                  2 277 623       (221 135)      2 293 500          85 096
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized (loss) from
      investments and foreign currency               (101 877 017)   (39 646 869)    (27 966 954)    (19 769 337)
-------------------------------------------------------------------------------------------------------------------
    Net (decrease) in net assets resulting
      from operations                               R (80 267 071)  $(36 256 143)   R (9 306 599)   $(16 761 896)
-------------------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS



                                                                         Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                            May 31, 2000                  May 31, 1999
                                                    South African  United States   South African   United States
      STATEMENTS OF SURPLUS                                  Rand        Dollars            Rand         Dollars
-------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period       R 19 636 586    $27 489 156   R  19 636 586     $27 489 156
-------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period               R 19 424 305    $56 205 253   R  20 681 662    $ 56 403 698
          Net investment income for the period         21 609 946      3 390 726      18 660 355       3 007 441
-------------------------------------------------------------------------------------------------------------------
                                                       41 034 251     59 595 979      39 342 017      59 411 139
          Dividends paid                              (19 339 200)    (2 880 000)    (17 798 400)     (2 880 000)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                     R 21 695 051    $56 715 979   R  21 543 617    $ 56 531 139
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                R 5 605 568   $(28 247 288)  R   4 228 205   $ (19 096 561)
          Net realized (loss) for the period              (29 344)      (413 681)       (307 736)     (9 799 667)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R 5 576 224   $(28 660 969)  R   3 920 469   $ (28 896 228)
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period              R 243 499 635    $71 253 751  R  207 371 759    $ 65 271 491
          Net realized gain for the period                     --             --      41 780 289       7 564 772
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                    R 243 499 635    $71 253 751  R  249 152 048    $ 72 836 263
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation
        on investments
          Balance, beginning of period            R 1 034 686 836    $86 494 686  R  778 778 375    $ 49 646 548
          (Decrease) for the period                  (104 125 296)   (39 012 053)    (71 733 007)    (17 619 538)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                    R 930 561 540    $47 482 633  R  707 045 368    $ 32 027 010
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                R 5 525 613     $ (504 110) R    5 438 804     $  (544 795)
          Net unrealized appreciation (depreciation)
            for the period                              2 277 623       (221 135)      2 293 500          85 096
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                      R 7 803 236     $ (725 245) R    7 732 304    $   (459 699)
-------------------------------------------------------------------------------------------------------------------
                                                                        Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                            May 31, 2000                  May 31, 1999
                                                    South African  United States   South African   United States
      STATEMENTS OF CHANGES IN NET ASSETS                    Rand        Dollars            Rand         Dollars
-------------------------------------------------------------------------------------------------------------------
      Net investment income                          R 21 609 946    $ 3 390 726  R   18 660 355     $ 3 007 441
      Net realized gain from investments                       --             --      41 780 289       7 564 772
      Net realized (loss) from foreign currency
        transactions                                      (29 344)      (413 681)       (307 736)     (9 799 667)
      Net (decrease) in unrealized appreciation
        on investments                               (104 125 296)   (39 012 053)    (71 733 007)    (17 619 538)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                2 277 623       (221 135)      2 293 500          85 096
-------------------------------------------------------------------------------------------------------------------
                                                      (80 267 071)   (36 256 143)     (9 306 599)    (16 761 896)
      Dividends paid from net investment income       (19 339 200)    (2 880 000)    (17 798 400)     (2 880 000)
-------------------------------------------------------------------------------------------------------------------
      Total (decrease)                                (99 606 271)   (39 136 143)    (27 104 999)    (19 641 896)
      Net assets, beginning of period               1 330 778 543    216 051 448   1 038 535 391     182 529 537
-------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                    R1 231 172 272  $ 176 915 305 R 1 011 430 392   $ 162 887 641
-------------------------------------------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

          A. INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B. TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

     The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At May 31, 2000, the rand exchange rate was approximately R6.96 to the dollar ($.14 to the rand).

     United States dollar equivalents have been determined at appropriate rates of exchange as follows:

               (i) Purchases, sales, receipts and expenditures are translated at the approximate official rates of exchange in effect at the respective dates of such transactions.

               (ii) Assets, including investment securities, at quoted market value (Note (1) A), and liabilities at each reporting date are translated at the official exchange rate in effect at such date.

               (iii) Ordinary shares outstanding and share premium (capital surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

          C. EXCHANGE GAINS AND LOSSES

     The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

          D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     There were no purchases or sales of securities for the six months ended May 31, 2000. During the six months ended May 31, 1999 sales of securities amounted to $11,384,059 and purchases of securities amounted to $8,965,647. Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

          E. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          F. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

     (2) TAX STATUS OF THE COMPANY--There is no South African tax on dividends received by the Company and it is exempt from tax on gains realized on the sale of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1992, the Company is no longer subject to tax on interest income. Exemption has been granted to the Company from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

     The South African Minister of Finance has recently announced proposed amendments to the South African ("SA") tax system in the 2000 National Budget. If enacted into law, certain of the Company's income might be subject to taxation. Due to the uncertainty surrounding these proposed changes to the SA tax system and their applicability to the Company, management has not assessed the ultimate impact on the Company's financial position.

     The reporting for financial statement purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See page 10 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 2000, there was no retirement plan expense and in the six months ended May 31, 1999, retirement plan expense aggregated R6,912 ($1,206). In addition, in 1998 the Company renewed an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $28,125 per year for five years.

      The notes to the financial statements form an integral part of these statements.

FINANCIAL HIGHLIGHTS



                                                      Six months ended                 Year ended November 30
---------------------------------------------------------------------------------------------------------------------------
                                                     May 31     May 31
                                                      2000       1999      1999      1998      1997       1996      1995
---------------------------------------------------------------------------------------------------------------------------
                                                                               South African Rand
---------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period         R 138.62   R 108.18  R 108.18  R  99.38  R 161.77   R 127.19  R 181.42
---------------------------------------------------------------------------------------------------------------------------
      Net investment income                            2.25       1.94      3.56      3.59      4.43       4.52      5.17
      Net realized gain from investments                 --       4.35      3.76      1.91        --       1.50      2.39
      Net realized gain (loss) from foreign
        currency transactions                            --       (.03)      .14       .19       .11       (.12)      .10
      Net increase (decrease) in net unrealized
        appreciation on investments                  (10.85)     (7.47)    26.66      7.61    (61.40)     34.03    (54.67)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency                 .24        .24       .01      (.09)      .02        .62       .01
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                (8.36)      (.97)    34.13     13.21    (56.84)     40.55    (47.00)
      Less dividends and distributions                (2.01)     (1.85)    (3.69)    (4.41)    (5.55)     (5.97)    (7.23)
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period               R 128.25   R 105.36  R 138.62  R 108.18  R  99.38   R 161.77  R 127.19
--------------------------------------------------------------------------------------------------------------------------
                                                                              United States Dollars
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period          $ 22.51    $ 19.01   $ 19.01   $ 20.45   $ 35.09    $ 34.66   $ 51.10
---------------------------------------------------------------------------------------------------------------------------
      Net investment income                             .35        .31       .58       .66       .97       1.10      1.43
      Net realized gain from investments                 --        .79       .62       .32        --        .39       .65
      Net realized (loss) from foreign
        currency transactions                          (.04)     (1.02)     (.95)     (.11)       --       (.71)     (.93)
      Increase (decrease) in net unrealized
        appreciation on investments                   (4.07)     (1.83)     3.84     (1.49)   (14.41)      1.05    (15.58)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency                (.02)       .01       .01      (.02)       --         --      (.01)
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                (3.78)     (1.74)     4.10      (.64)   (13.44)      1.83    (14.44)
      Less dividends and distributions                 (.30)      (.30)     (.60)     (.80)    (1.20)     (1.40)    (2.00)
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                $ 18.43    $ 16.97   $ 22.51   $ 19.01   $ 20.45    $ 35.09   $ 34.66
---------------------------------------------------------------------------------------------------------------------------
      Market value per share, end of period        $15.3125   $16.5625  $  19.125 $ 19.125  $ 20.625   $ 37.625  $ 39.000
      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                (18.49%)   (11.80%)    3.44%    (3.30%)  (42.86%)     (.28%)   (6.36%)
      RATIOS TO AVERAGE NET ASSETS(1)
      Expenses                                          .58%       .60%     1.13%     1.15%      .71%       .49%      .53%
      Net investment income                            1.72%      1.81%     3.02%     3.34%     3.25%      2.72%     3.47%
      SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)      $176 915   $162 888  $216 051  $182 530  $196 301   $336 882  $332 691
      Portfolio turnover rate                            --       5.65%     6.66%     1.06%       --       1.79%     2.40%

      Per share calculations are based on the 9,600,000 shares outstanding.
      (1) Determined in dollar terms.


SUPPLEMENTARY INFORMATION
Six months ended  May 31 2000

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       South African Rand
---------------------------------------------------------------------------------------------------------------------------
Certain fees incurred by the company
      Directors' fees                                                                                           R 722 968
      Officers' salaries                                                                                          720 728
      Arthur Andersen (Auditors)                                                                                  204 352
      Ranquin Associates (South African Secretary)                                                                285 000

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of May 31, 2000 and 1999, including the schedule of investments as of May 31, 2000, the related statements of operations, surplus and changes in net assets for the six months ended May 31, 2000 and 1999, the financial highlights for the six month periods ended May 31, 2000 and 1999, and for each of the five years in the period ended November 30, 1999 and the accompanying supplementary information for the six months ended May 31, 2000. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of May 31, 2000 and 1999 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of May 31, 2000 and 1999, the results of its operations and changes in its net assets for the six months ended May 31, 2000 and 1999, its financial highlights for the six month periods ended May 31, 2000 and 1999 and for each of the five years in the period ended November 30, 1999 and its supplementary information for the six months ended May 31, 2000 in conformity with accounting principles generally accepted in the United States.

                                                           Arthur Andersen & Co.
                                                      Johannesburg, South Africa

                                                             Arthur Andersen LLP
                                                          New York, N.Y., U.S.A.
June 28, 2000

                             ----------------------

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1999.


YEAR ENDED NOVEMBER 30    PER YEAR    PER DAY     YEAR ENDED NOVEMBER 30      PER YEAR    PER DAY
----------------------    --------    -------     ----------------------      --------    -------
      1964 .......         $ .042     $.00012         1976 ..........           .370      .00101
      1965 .......           .067      .00019         1977 ..........           .083      .00023
      1966 .......           .105      .00029         1978 ..........           .357      .00098
      1967 .......           .277      .00076         1979 ..........           .219      .00060
      1968 .......           .241      .00066         1980 ..........          1.962      .00538
      1969 .......           .461      .00126         1981 ..........           .954      .00261
      1970 .......           .218      .00060         1982 ..........           .102      .00028
      1971 .......           .203      .00056         1983 ..........            -0-         -0-
      1972 .......           .445      .00122         1984 ..........            -0-         -0-
      1973 .......           .497      ,00136         1985 ..........          (.151)    (.00041)
      1974 .......          1.151      .00316         1986 ..........            -0-         -0-
      1975 .......           .851      .00233         1987 ..........            -0-         -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the Company as a qualified electing fund ("QEF") with respect to Company shares, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his Company shares as of the close of each taxable year, or make neither of these elections.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would immune a U.S. taxpayer becoming a nonresident alien.

     If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and not capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his shares generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if the United States shareholder makes the mark-to-market election with respect to Company shares, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shares as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of Company shares also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his Company shares prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 1999 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (Great Britain)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (South Africa)                    (South Africa)

------------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS


OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   DANA L. PLATT, ESQ., ASSISTANT SECRETARY

AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   THE CHASE MANHATTAN BANK, N.A. NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, USA (973) 377-3535
   WEBSITE--HTTP://WWW.ASALTD.COM

TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.





                                  ASA LIMITED


                               [GRAPHIC OMITTED]




                                     INTERIM
                                     REPORT




                                     FOR THE
                                   SIX MONTHS
                                      ENDED
                                  MAY 31, 2000